EXHIBIT 10.77


                                 AMENDMENT NO. 4

                                  MEDICON, INC.
                        TIME ACCELERATED RESTRICTED STOCK
                        OPTION PLAN FOR CERTAIN EMPLOYEES
                        ---------------------------------


          WHEREAS, Medicon, Inc. (the "Corporation") adopted the Medicon, Inc.

Time Accelerated Restricted Stock Option Plan for Certain Employees (the

"Plan"), effective October 28, 1994; and

          WHEREAS, the Plan was amended September 6, 1995 to increase to 868,074 the number of shares that may be acquired pursuant to options granted,

subsequently amended November 15, 1995 to decrease to 571,575 the number of shares that may be acquired pursuant to options granted and amended again on

November 28, 1995 to decrease to 555,332 the number of shares that may be acquired pursuant to options granted; and

          WHEREAS, Section 7.1 of the Plan provides that the Corporation may not amend the Plan in the case of certain amendments (such as amendments that increase the number of shares of Class A Common Stock, $.01 par value, in respect of which options may be issued) absent shareholder approval; and

          WHEREAS, the holders of a majority of the shares of the Corporation,

the Board of Directors and the Committee have approved this Amendment No. 4 by written consent.



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          NOW, THEREFORE, the Plan hereby is amended, effective as of February

6, 1996 (the "Amendment Date") as follows:

          By substituting the following for the first sentence of Section 4.1 of the Plan:

               "Subject to Section 11 (relating to adjustments upon changes in capitalization), the aggregate number of shares of Stock (as defined in
     Section 5) that may be acquired under the Plan by all eligible individuals pursuant to options granted hereunder shall not exceed 616,080 shares, and the aggregate number of shares that may be acquired by any one individual pursuant to options granted hereunder shall not exceed 306,040 shares."

               Except as hereby expressly amended and modified, the terms and provisions of the Plan shall remain in full force and effect.

               IN WITNESS WHEREOF, the Corporation has caused this Amendment No.

4 to be executed as of the Amendment Date.



                                   MEDICON, INC.


                                   By:
                                        --------------------------------
                                        Name:  Jeffrey R. Jay, M.D.
                                        Title: Chairman, Compensation
                                               Committee